UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 14, 2023

Arrowroot Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-40129	85-3961600
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4553 Glencoe Ave, Suite 200

Marina Del Rey, California 90292

(Address of principal executive office and zip code)

(310) 566-5966

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock, par value $0.0001 per share, and one-half of one redeemable warrant	ARRWU	The Nasdaq Stock Market LLC
Shares of Class A common stock included as part of the Units	ARRW	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one share of Class A common stock at an exercise price of $11.50	ARRWW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02.	Non-Reliance on Previously Issued Financial Statements.

The management of Arrowroot Acquisition Corp. (the “Company”), in consultation with its advisors, identified an accounting error in the previously issued financial statements as of and for the quarterly period ended March 31, 2023. On August 14, 2023, the Company’s audit committee concluded, after discussion with the Company’s management and its advisors, that the Company’s unaudited financial statements as of and for the quarterly period ended March 31, 2023 included in the Company’s Quarterly Report on Form 10-Q should no longer be relied upon due to the error described above and should be restated. The Company plans to restate the financial statements identified above in the Company’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2023 (the “Form 10-Q”) to be filed with the SEC as soon as practicable.

The Company’s management has concluded that in light of the error described above, a material weakness exists in the Company’s internal control over financial reporting and that the Company’s disclosure controls and procedures were not effective as of March 31, 2023. The Company’s remediation plan with respect to such material weakness will be described in detail in the Form 10-Q with the SEC.

The Company’s management and audit committee have discussed the matters disclosed in this Current Report on Form 8-K pursuant to this Item 4.02 with its independent registered public accounting firm.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Arrowroot Capital Acquisition Corp.
(Registrant)

August 17, 2023	By:	/s/ Thomas Olivier
	Name:	Thomas Olivier
	Title:	Chief Financial Officer

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